Definite Life Intangible Assets	3 Months Ended
Mar. 31, 2014
Definite Life Intangible Assets [Abstract]
DEFINITE LIFE INTANGIBLE ASSETS
NOTE 4 — DEFINITE-LIFE INTANGIBLE ASSETS

At March 31, 2014 and December 31, 2013, definite-life intangible assets, net of accumulated amortization, consist of patents on the Company’s products and processes of $233,766 and $231,615, respectively. The patents are recorded at cost and amortized over twenty years from the date of application. Amortization expense for the three months ended March 31, 2014 and 2013 was $5,756 and $6,414, respectively. Expected future amortization expense for the years ended are as follows:

Year ending December 31,
2014	$17,283
2015	20,106
2016	20,106
2017	20,106
2018	20,106
Thereafter	136,059
$233,766